UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2011
SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12139 (Commission File Number)	65-0654331 (IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey (Address of Principal Executive Offices)	07407 (Zip Code)
Registrant’s telephone number, including area code: 201-791-7600
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On January 11, 2011, Charles F. Farrell, Jr., informed Sealed Air Corporation (the Company) and the Nominating and Corporate Governance Committee of the Company’s Board of Directors that he will retire and not stand for re-election as a director at the next Annual Meeting of Stockholders. He will continue to serve as a director for the remainder of his current term. The Company plans to hold its next Annual Meeting of Stockholders on Wednesday, May 18, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION
By:	/s/ H. Katherine White
	Name:	H. Katherine White
	Title:	Vice President, General Counsel and Secretary

Dated: January 14, 2011